K&M ASSOCIATES L.P.

                              PURCHASE AGREEMENT

                                 by and among

                          OCEAN STATE JEWELRY, INC.

                                     and

               CERTAIN LIMITED PARTNERS OF K&M ASSOCIATES L.P.

                          dated as of March 31, 1995



                                  ARTICLE I

                        PURCHASE AND SALE OF INTERESTS

          1.1.  Interests to be Sold  . . . . . . . . . . . . .   2
          1.2.  Consideration . . . . . . . . . . . . . . . . .   2
          1.3.  Closing . . . . . . . . . . . . . . . . . . . .   2
          1.4.  Deliveries by the Sellers . . . . . . . . . . .   2
          1.5.  Deliveries by Buyer . . . . . . . . . . . . . .   3
          1.6.  Acknowledgement of the Sellers  . . . . . . . .   3

                                  ARTICLE II

                REPRESENTATIONS AND WARRANTIES OF THE SELLERS

          2.1.  Authorization . . . . . . . . . . . . . . . . .   3
          2.2.  Ownership of Interests  . . . . . . . . . . . .   3

                                 ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                                   OF BUYER

          3.1.  Corporate Organization  . . . . . . . . . . . .   4
          3.2.  Authorization . . . . . . . . . . . . . . . . .   4
          3.3.  Authorization of ABI  . . . . . . . . . . . . .   4
          3.4.  Acknowledgement of Buyer  . . . . . . . . . . .   5

                                  ARTICLE IV

                         SURVIVAL AND INDEMNIFICATION

          4.1.  Survival  . . . . . . . . . . . . . . . . . . .   5
          4.2.  Indemnification . . . . . . . . . . . . . . . .   5
          4.3.  Procedure for Indemnification . . . . . . . . .   6

                                  ARTICLE V

                              GENERAL PROVISIONS

          5.1.  Amendment and Waiver  . . . . . . . . . . . . .   7
          5.2.  Expenses  . . . . . . . . . . . . . . . . . . .   8
          5.3.  Notices . . . . . . . . . . . . . . . . . . . .   8
          5.4.  Entire Agreement; Binding Effect  . . . . . . .   9
          5.5.  Applicable Law  . . . . . . . . . . . . . . . .  10
          5.6.  Parties in Interest . . . . . . . . . . . . . .  10
          5.7.  Counterparts  . . . . . . . . . . . . . . . . .  10
          5.8.  Headings; Pronouns and Conjunctions . . . . . .  10
          5.9.  Severability  . . . . . . . . . . . . . . . . .  10

          SCHEDULE A  . . . . . . . . . . . . . . . . . . . . .  13


                              PURCHASE AGREEMENT

                    THIS AGREEMENT is made and entered into as of this 31st day of March, 1995, by and among Ocean State Jewelry, Inc., a Rhode Island corporation ("Buyer"), and those persons and entities listed on Schedule A hereto (each a "Seller" and collectively the "Sellers").

                    WHEREAS, the Sellers are certain of the limited partners of K&M Associates L.P., a Rhode Island limited partnership (the "Partnership"); and

                    WHEREAS, the Sellers are parties to a Restated Agreement of Limited Partnership made as of April 1, 1988, as amended through October 27, 1994, by and among AIMPAR, Inc., as sole general partner of the Partnership, and those persons (which include the Sellers) listed on Schedule A thereto as limited partners of the Partnership; and

                    WHEREAS, the Restated Agreement of Limited
          Partnership is being amended and restated (as so amended and restated, the "Partnership Agreement"); and

                    WHEREAS, each Seller desires to sell to Buyer, and Buyer desires to purchase from each Seller, some or all of its respective interest (including its respective profits interest and capital account) in the Partnership immediately prior to the amendment and restatement of the Partnership Agreement as set forth opposite such Seller's name on Schedule A (each an "Interest" and collectively the "Interests"), upon the terms and subject to the conditions set forth in this Agreement;

                    NOW, THEREFORE, in consideration of the
          foregoing and the respective representations, warranties, covenants and agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

                                  ARTICLE I

                        PURCHASE AND SALE OF INTERESTS

                    1.1. Interests to be Sold. Upon the terms and subject to the conditions contained herein, at the Closing (as hereinafter defined), each Seller is selling and transferring to Buyer, and Buyer is purchasing and accepting from each Seller, its respective Interest.

                    1.2.  Consideration.  Upon the terms and
          subject to the conditions contained herein and in consideration of, and in full payment for, the aforesaid sale and transfer of the Interests, at the Closing, Buyer is delivering or causing to be delivered to each Seller the respective amount and form of consideration set forth opposite such Seller's name on Schedule A (the "Consideration").

                    1.3. Closing. The closing of the transactions contemplated by this Agreement (the "Closing") is occurring simultaneously with the execution and delivery of this Agreement at the offices of Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York, at 10:00 A.M. local time, at such time and date as may be agreed upon by the parties. The time and date of the Closing is sometimes referred to herein as the "Closing Date." Upon consummation of the transactions contemplated herein, the Closing shall be deemed to have taken place as of the close of business on the Closing Date.

                    1.4.  Deliveries by the Sellers.  On the
          Closing Date, each Seller is delivering or causing to be delivered to Buyer:

                         (a)   a "Nonforeign Person Affidavit," as
          provided in Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), duly executed by each Seller; and

                         (b)  such other instruments or documents
          as may be reasonably necessary to carry out the transactions contemplated by this Agreement and to comply with the terms hereof.

                    1.5.  Deliveries by Buyer.  On the Closing
          Date, Buyer is delivering or causing to be delivered to each Seller the following:

                         (a)  the Consideration for such Seller's
          Interest; and

                         (b)  such other instruments or documents
          as may be reasonably necessary to carry out the transactions contemplated by this Agreement and to comply with the terms hereof.

                    1.6.  Acknowledgement of the Sellers.  Each
          Seller hereby acknowledges and agrees that after the Closing he no longer has any interest in the Interest being transferred.

                                  ARTICLE II

                REPRESENTATIONS AND WARRANTIES OF THE SELLERS

                    Each of the Sellers hereby severally represents and warrants to Buyer as follows:

                    2.1.  Authorization.  The Seller has the
          requisite capacity to enter into this Agreement and the other agreements, documents and instruments to be executed and delivered by such Seller pursuant hereto (the "Additional Seller's Documents") and to carry out the transactions contemplated hereby and thereby. When fully executed and delivered, this Agreement and each of the Additional Seller's Documents will constitute the valid and binding agreements of the Seller, enforceable against the Seller in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

                    2.2. Ownership of Interests. The Seller has, and at the Closing, upon delivery by Buyer to the Seller of the Consideration therefor, Buyer will acquire, good and valid title to the Seller's Interest, free and clear of any mortgage, pledge, security interest, encumbrance, lien, claim or charge of any kind or right of others of whatever nature.

                                 ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                                   OF BUYER

                    Buyer hereby represents and warrants to each Seller as follows:

                    3.1.  Corporate Organization.  Buyer is a
          corporation duly organized, validly existing and in good standing under the laws of the State of Rhode Island.

                    3.2. Authorization. Buyer has the requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Buyer, and no other corporate proceedings on the part of Buyer or its stockholders are necessary to authorize this Agreement and the transactions contemplated hereby. When fully executed and delivered, this Agreement will constitute the valid and binding agreement of Buyer, enforceable against Buyer in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

                    3.3. Authorization of ABI. American Biltrite Inc., a Delaware corporation ("ABI"), has the requisite corporate power and authority to execute, deliver and perform its obligations under the promissory notes being delivered at the Closing, and when delivered, such notes will be valid and binding and enforceable against ABI in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

                    3.4. Acknowledgement of Buyer. Buyer hereby acknowledges that the Interests purchased hereunder do not include any distributions of Partnership Profits (as defined in the Partnership Agreement) for the Fiscal Year (as defined in the Partnership Agreement) ended March 31, 1995.

                                  ARTICLE IV

                         SURVIVAL AND INDEMNIFICATION

                    4.1.  Survival.  All representations and
          warranties contained in this Agreement shall survive the Closing for the applicable statute of limitations period.

                    4.2.  Indemnification.

                         (a)  Each Seller severally agrees to
          indemnify and hold harmless Buyer and its subsidiaries and affiliates and their respective officers, directors, employees and agents against and in respect of any loss, liability (including, without limitation, any liability for taxes due or claimed to be due in respect to periods ending on or before the Closing Date), damage, demand, claim, cost, suit, action or cause of action, judgment, award, assessment, interest, penalty or expense (including, without limitation, reasonable attorneys' or consultants' fees), net of any tax benefits, insurance proceeds or settlement proceeds received in connection therewith (individually a "Loss" and collectively "Losses") incurred or sustained by any of them as a result of a breach by such Seller of the representations, warranties, covenants and agreements contained herein or in any document delivered pursuant hereto or in connection herewith, provided that no Seller shall be liable for any amount in excess of the aggregate amount of Consideration set forth opposite such Seller's name on Schedule A and the principal amount of debt of such Seller assumed by Buyer, if any.

                         (b)  Buyer agrees to indemnify and hold
          harmless each Seller, and if applicable, its subsidiaries and affiliates and their respective officers, directors, employees and agents against and in respect of any Losses incurred or sustained by any of them as a result of a breach by Buyer of the representations, warranties, covenants and agreements contained herein or in any document delivered pursuant hereto or in connection herewith, provided that Buyer shall not be liable for any amount in excess of the aggregate amount of Consideration set forth opposite such Seller's name on Schedule A.

                    4.3.  Procedure for Indemnification.

                         (a)  Any person or entity entitled to
          assert a claim for indemnification under this Agreement (the "Indemnitee") shall give prompt written notice to the indemnifying party (the "Indemnitor") of any claim or event known to it which does or may give rise to a claim for indemnification hereunder by the Indemnitee against the Indemnitor; provided that the failure of any Indemnitee to give notice as provided in this Section 4.3 shall not relieve the Indemnitor of its obligations under this Article IV, except to the extent that such failure has materially and adversely affected the rights of the Indemnitor. In the case of any claim for indemnification hereunder arising out of a claim, action, suit or proceeding brought by any person who is not a party to this Agreement (a "Third Party Claim"), the Indemnitee shall also give the Indemnitor copies of any written claims, process or legal pleadings with respect to such Third Party Claim promptly after such documents are received by the Indemnitee.

                         (b)  An Indemnitor may elect to compromise
          or defend, at such Indemnitor's own expense and by such Indemnitor's own counsel, any Third Party Claim. If an Indemnitor elects to compromise or defend a Third Party Claim, it shall, within 30 days of the date of its receipt of the notice provided pursuant to Section 4.3(a) hereof (or sooner, if the nature of such Third Party Claim so requires), notify the related Indemnitee of its intent to do so, and such Indemnitee shall reasonably cooperate in the compromise of, or defense against, such Third Party Claim. Such Indemnitor shall pay such Indemnitee's actual out-of-pocket expenses incurred in connection with such cooperation. After notice from an Indemnitor to an Indemnitee of its election to assume the defense of a Third Party Claim, such Indemnitor shall not be liable to such Indemnitee under this Article IV for any legal expenses subsequently incurred by such Indemnitee in connection with the defense thereof; provided that such Indemnitee shall have the right to employ one counsel of its choice in each applicable jurisdiction (if more than one jurisdiction is involved) to represent such Indemnitee if, in such Indemnitee's reasonable judgment, a conflict of interest between such Indemnitee and such Indemnitor exists in respect of such claim, and in that event the fees and expenses of such separate counsel shall be paid by such Indemnitor. If an Indemnitor elects not to compromise or defend against a Third Party Claim, or fails to notify an Indemnitee of its election as provided in this Section 4.3, such Indemnitee may negotiate, pay, compromise or defend such Third Party Claim on behalf of and for the account and risk of the Indemnitor. No Indemnitor shall consent to entry of any judgment or enter into any settlement without the written consent of each related Indemnitee (which consent shall not be unreasonably withheld), unless such judgment or settlement provides solely for money damages or other money payments for which such Indemnitee is entitled to indemnification hereunder and includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect of such Third Party Claim.

                         (c)  Notwithstanding the rights of an
          Indemnitor to elect to compromise or defend a Third Party Claim in subparagraph (b) above, if there is a reasonable likelihood that a Third Party Claim may have a material adverse effect on an Indemnitee, other than as a result of money damages or other money payments for which such Indemnitee is entitled to indemnification hereunder, such Indemnitee will have the right, after consultation with the Indemnitor and at the cost and expense of the Indemnitor, to defend such Third Party Claim.

                                  ARTICLE V

                              GENERAL PROVISIONS

                    5.1. Amendment and Waiver. This Agreement may be amended, modified or supplemented only by a written agreement of the parties hereto. Any failure of any party to comply with any obligation, agreement or condition hereunder may only be waived in writing by the other parties, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No failure by any party to take any action against any breach of this Agreement or default by the other parties shall constitute a waiver of such party's right to enforce any provision hereof or to take any such action.

                    5.2.  Expenses.  Each of the parties hereto
          agrees to pay all costs and expenses incurred by it in connection with this Agreement and the transactions contemplated hereby, including without limitation the fees of its counsel, consultants and accountants.

                    5.3. Notices. All notices, requests and other communications hereunder shall be in writing and shall be deemed given if delivered personally, if sent by Federal Express or other overnight courier or delivery service or mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                         (a)  If to Buyer:

                              c/o American Biltrite Inc.
                              57 River Street
                              Wellesley Hills, Massachusetts  02181
                              Attention:  Richard G. Marcus

                              With a copy to:

                              Skadden, Arps, Slate, Meagher & Flom
                              One Beacon Street
                              Boston, Massachusetts  02108
                              Attention:  Louis A. Goodman, Esq.

                         (b)  Bruce S. Maier, Nancy E. Maier,
                              Richard C. Maier, Susan Maier or
                              Edythe J. Wagner, Inc.:  to the
                              address set forth under each of the
                              above Seller's names on Schedule A

                              With a copy to:

                              Lowenthal, Landau, Fischer & Bring,
                                P.C.
                              250 Park Avenue
                              New York, New York  10177
                              Attention:  Robert E. Fischer, Esq.

                         (c)  If to Anne Cowett, Frederick Cowett
                              or Margaret Cowett:  to the address
                              set forth under each of the above
                              Seller's names on Schedule A

                              With a copy to:

                              Fulbright & Jaworski L.L.P.
                              666 Fifth Avenue
                              New York, New York  10103
                              Attention:  William Bush, Esq.

                         (d)  If to Donald Fulford:  to the address
                              set forth under the Seller's name on
                              Schedule A

                         (e)  If to Patti Ann Ross:  to the address
                              set forth under the Seller's name on
                              Schedule A

                    The address of a party, for the purposes of this Section 5.3, may be changed by giving written notice to the other party of such change in the manner provided herein for giving notice. Unless and until such written notice is received, the addresses as provided herein shall be deemed to continue in effect for all purposes hereunder.

                    5.4. Entire Agreement; Binding Effect. This Agreement and the documents referred to herein (a) constitute the entire agreement and supersede all other agreements and understandings (including without limitation any existing Withdrawal Rights Agreements by and between AIMPAR, Inc. and any Seller) both written and oral, between the parties with respect to the subject matter hereof and (b) shall not be assigned by either party (by operation of law or otherwise) without the prior written consent of the other party, except that Buyer may assign, in its sole discretion, any of its rights, interests and obligations hereunder to any affiliate of Buyer; provided, however, that no such assignment shall relieve Buyer of its obligations hereunder.

                    5.5. Applicable Law. This Agreement shall be governed by the laws of the State of New York (without giving effect to the principles of conflicts of laws thereof) as to all matters, including but not limited to, matters of validity, construction, effect, performance and remedies.

                    5.6.  Parties in Interest.  This Agreement
          shall be binding upon and inure solely to the benefit of each party hereto and with respect to Section 1.6, the Partnership and, subject to Section 5.4(b) hereof, their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

                    5.7.  Counterparts.  This Agreement may be
          executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    5.8. Headings; Pronouns and Conjunctions. The section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Unless otherwise indicated herein or the context otherwise requires, the masculine pronoun shall include the feminine and neuter and the singular shall include the plural. The word "or" shall not be deemed exclusive.

                    5.9.  Severability.  In case any term,
          provision, covenant or restriction of this Agreement is held to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining terms, provisions, covenants or restrictions, or of such term, provision, covenant or restriction in any other jurisdiction, shall not in any way be affected or impaired thereby.


                    IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first written above.

                                         OCEAN STATE JEWELRY, INC.

                                         By/s/Richard G. Marcus
                                         ______________________
                                           Name: Richard G. Marcus
                                           Title: President

                                         Donald J. Fulford
                                         ______________________

                                         Patti Ann Ross
                                         ______________________

                                         Bruce S. Maier
                                         ______________________

                                         Nancy E. Maier
                                         ______________________

                                         Richard C. Maier
                                         ______________________

                                         Anne F. Cowett,
                                         ______________________
                                         by Wilbur A. Cowett,
                                         as attorney-in-fact

                                         Frederick D. Cowett,
                                         ______________________
                                         by Wilbur A. Cowett,
                                         as attorney-in-fact

                                         Margaret F. Cowett
                                         ______________________

                                         Susan Maier
                                         ______________________
                                         by Bruce Maier
                                         as attorney-in-fact

                                         EDYTHE J. WAGNER, INC.

                                         By/s/Edythe J. Wagner
                                         ______________________
                                           Edythe J. Wagner
                                           President


                                     SCHEDULE A

                              Interest Being             Form of
                                Transferred           Consideration

                           Percentage                          Principal
   Name and Address of       Profit     Capital                 Amount of
   Seller                   Interest    Account      Cash         Note(2)

   Donald J. Fulford         0.75%      $52,729      $ 70,592    $ 105,887
   1027 Cellar Avenue
   Scotch Plains, NJ
   08820

   Patti Ann Ross            0.25        17,576        23,530       35,296
   404 East 75th Street
   New York, NY  10021

   Bruce S. Maier           13.25(1)    703,047     1,444,649    1,444,648
   1035 Seahaven Drive
   Mamaroneck, NY  10543

   Nancy E. Maier           13.25(1)      703,047     1,155,719    1,733,578
   51 West 81st St. Apt.
   7C
   New York, NY  10024

   Richard C. Maier         13.25(1)      703,047     1,155,719    1,733,578
   24 Highridge Rd
   Hartsdale, NY  10530

   Anne F. Cowett            1.00        70,305        94,122      141,183
   c/o Wilbur A. Cowett
   1040 Fifth Avenue
   New York, NY  10028
   Frederick D. Cowett       1.00        70,305        94,122      141,183
   c/o Wilbur A. Cowett
   1040 Fifth Avenue
   New York, NY  10028

   Margaret F. Cowett        1.00        70,305        94,122      141,183
   c/o Wilbur A. Cowett
   1040 Fifth Avenue
   New York, NY  10028

   Susan Maier               4.00       281,219       941,219        N/A
   320 Glendale Road
   Scarsdale, NY  10583
   Edythe J. Wagner,         1.75       123,033       164,713      247,070
   Inc.
   c/o Edythe J. Wagner
   300 East 74th Street
   Apartment 12A
   New York, NY  10021

  _________

  1 Includes a 3.25% Profits Interest (as defined in the Partnership Agreement) representing such Partner's share of the Float (as defined in the Partnership Agreement) allocated to it but not owned by it. As a result of the transactions contemplated by the Purchase Agreement and the Partnership Agreement, the Float will cease to exist and any Profits Interest with respect to the Float shall be allocated to Ocean State Jewelry, Inc.

  2  The form of the Note is attached hereto as Annex I.


                                                       ANNEX I

          PROMISSORY NOTE

          $[      ]                          As of [       ]


                    1.   Promise to Pay.  For value received,
          American Biltrite Inc., a Delaware corporation ("Maker"),
          hereby promises to pay to or to the order of [     ]
          ("Payee"), the principal amount of $[     ] plus simple
          interest thereon, as set forth in Section 2.

                    2. Payment of the Note. The principal amount of this Note from time to time outstanding, shall be payable in [consecutive equal annual installment[s] in arrears commencing on March 31, 199[ ] and] maturing on January 1, 199[ ], plus simple interest thereon computed on the basis of a 360-day year of 30-day months at an annual rate of 1% over the base lending rate charged as of the last day of such month by The First National Bank of Boston, which shall be paid in quarterly installments commencing on June 30, 1995 and ending on January 1, 199[ ], at which time all unpaid principal, interest and other sums due hereunder shall be paid in full.

                    If any installment of principal or interest is due on a Saturday, Sunday or legal holiday, the payment to be made on such date shall be paid on the next succeeding business day following such due date. Payment of both principal and interest is to be made in the lawful money of the United States at the offices of Maker at the address specified in Section 5 or at such other place as the holder of this Note designates from time to time. If any events of default occur pursuant to Section 4, this Note and accrued but unpaid interest shall continue to bear interest at the rate provided herein.

                    3. Prepayments. This Note may be prepaid, in full at any time without premium or penalty.

                    4.   Default.  Each of the following events
          shall constitute an event of default hereunder:

                         (a)  Maker fails to pay any part of the
          principal of this Note or interest thereon within 10 days after notice of such failure to pay is given to Maker at the address specified in Section 5.

                         (b)  Maker makes an assignment for the
          benefit of its creditors, or applies for or acquiesces in the appointment of a receiver, trustee or other custodian for any of its properties or assets;

                         (c)  any proceedings shall be commenced by
          or against Maker for any relief which includes, or might result in, any modification of the obligations of Maker under this Note or relief under any bankruptcy or insolvency laws or other laws relating to the relief of debtors, readjustments or indebtedness, reorganizations, compositions or extensions, unless, in the case of involuntary proceedings not consented or acquiesced to by Maker, such proceedings shall have been dismissed within 45 days after the same were commenced;

                         (d)  Maker defaults on the payment of any
          note made in connection with the transactions contemplated by the Purchase Agreement dated as of March 31, 1995 by and among Ocean State Jewelry, Inc. and certain limited partners of K&M Associates, L.P.; provided that such nonpayment does not arise as a result of a good faith dispute between Maker and the payee of such note; or

                         (e)  any acceleration of any debt for
          money borrowed by Maker.

                    5. Remedies. Upon the occurrence of an event of default, and at any time thereafter (unless such event of default is promptly cured by Maker), the holder of this Note, at its option, evidenced by the mailing of a written notice to Maker at 57 River Street, Wellesley Hills, Massachusetts 02181, attention: President, may declare the entire unpaid principal amount hereunder and interest thereon to be immediately due and payable without presentment, demand, diligence, protest or further notice of any kind, all of which are hereby expressly waived by Maker, and the holder of this Note may immediately enforce payment hereof.

                    6. Successors and Assigns. All of the terms and conditions contained in this Note shall be binding upon and be enforceable against and inure to the benefit of the successors and permitted assigns of Maker and the holder.

                    7. Waiver. This Note is one of a series of notes being issued as of the date hereof or at a later date (the "Partnership Notes") in connection with the acquisition by Maker of interests in K&M Associates L.P., a Rhode Island limited partnership (the "Partnership"), pursuant to a Purchase Agreement dated as of March 31, 1995 by and among Ocean State Jewelry, Inc., a Rhode Island corporation ("Ocean State"), and certain limited partners of the Partnership set forth on Schedule A thereto and an Option Agreement dated as of March 31, 1995 by and among Ocean State and certain limited partners of the Partnership set forth on Schedule A thereto. Any default by Maker of any Partnership Note may be waived by the holders of a majority in interest of the aggregate principal amount outstanding of such Partnership Notes at the time of default. However, no waiver by the holder of any breach hereof or default hereunder shall be deemed a waiver of any preceding or succeeding breach or default, and no failure of the holder to exercise any right or privilege hereunder shall be deemed a waiver of the holder's right to exercise the same or any other right or privilege at any subsequent time or times.

                    8.   Governing Law.  This Note shall be
          governed by the law of the State of New York without giving effect to the principles of conflicts of law thereof.

                    9. Jury Trial. By acceptance of this Note, to the extent permitted by law, Maker and Payee hereby waive jury trial.

                    IN WITNESS WHEREOF, Maker has caused this Note to be executed in its corporate name by the signature of its duly authorized officer or representative on the date first above written.

                                   AMERICAN BILTRITE INC.

                                   By_________________________
                                     Name:
                                     Title:

          ATTEST:

          ______________________